GOF P21 04/19

SUPPLEMENT DATED APRIL 3, 2019

TO THE PROSPECTUSES

DATED MARCH 1, 2019

OF

FRANKLIN REAL RETURN FUND
FRANKLIN TOTAL RETURN FUND
(Franklin Investors Securities Trust)

Effective April 1, 2019, the prospectuses are amended as follows:

I.              The following replaces the “Annual Fund Operating Expenses” table in the “Fund Summary – Fees and Expenses of the Fund” section of the Franklin Real Return Fund prospectus on page 30:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Advisor Class
Management fees	0.63%	0.63%	0.63%	0.63%
Distribution and service (12b-1) fees	0.25%	0.65%	None	None
Other expenses[1]	0.27%	0.27%	0.15%	0.27%
Acquired fund fees and expenses[2]	0.04%	0.04%	0.04%	0.04%
Total annual Fund operating expenses	1.19%	1.59%	0.82%	0.94%
Fee waiver and/or expense reimbursement[3]	-0.30%	-0.30%	-0.34%	-0.30%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2,3]	0.89%	1.29%	0.48%	0.64%

1. Other expenses of the Fund have been restated to exclude non-recurring prior period expenses and for Class R6 shares, to reflect current fiscal year expenses. If the non-recurring prior period expenses were included in the table above, the amounts stated would have been greater. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.
2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
3. The investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding Rule 12b 1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Fund do not exceed 0.60% and 0.44% for Class R6, until February 29, 2020. The investment manager also has contractually agreed in advance to reduce its fees as a result of the Fund's investment in Franklin Templeton affiliated funds (acquired fund) for at least one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

II.             The following replaces the “Example” table in the “Fund Summary – Fees and Expenses of the Fund” section of the Franklin Real Return Fund prospectus on page 30:

1

Example

	1 Year	3 Years	5 Years	10 Years
Class A	$ 462	$ 710	$ 977	$ 1,738
Class C	$ 231	$ 473	$ 837	$ 1,864
Class R6	$ 49	$ 228	$ 422	$ 982
Advisor Class	$ 65	$ 270	$ 491	$ 1,127
If you do not sell your shares:
Class C	$ 131	$ 473	$ 837	$ 1,864

III.           The following replaces the “Annual Fund Operating Expenses” table in the “Fund Summary – Fees and Expenses of the Fund” section of the Franklin Total Return Fund prospectus on page 34:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	0.47%	0.47%	0.47%	0.47%	0.47%
Distribution and service (12b-1) fees	0.25%	0.65%	0.50%	None	None
Other expenses[1]	0.17%	0.17%	0.17%	0.07%	0.17%
Acquired fund fees and expenses[2]	0.03%	0.03%	0.03%	0.03%	0.03%
Total annual Fund operating expenses[1,2]	0.92%	1.32%	1.17%	0.57%	0.67%
Fee waiver and/or expense reimbursement[3]	-0.04%	-0.04%	-0.04%	-0.05%	-0.04%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2,3]	0.88%	1.28%	1.13%	0.52%	0.63%

1. Other expenses of the Fund have been restated to exclude non-recurring prior period expenses and for Class R6 shares, to reflect current fiscal year expenses. If the non-recurring prior period expenses were included in the table above, the amounts stated would have been greater. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.
2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
3. The investment manager has contractually agreed to waive or assume certain fees and expenses so that total annual Fund operating expenses (excluding the Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Fund other than Class R6 shares do not exceed 0.60%, and for Class R6 do not exceed 0.49%, until February 29, 2020. The investment manager also has contractually agreed in advance to reduce its fees as a result of the Fund's investments in Franklin Templeton affiliated funds (acquired funds) for at least one year following the date of the prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

IV.           The following replaces the “Example” table in the “Fund Summary – Fees and Expenses of the Fund” section of the Franklin Total Return Fund prospectus on page 35:

Example

	1 Year	3 Years	5 Years	10 Years
Class A	$ 461	$ 653	$ 862	$ 1,461
Class C	$ 230	$ 414	$ 720	$ 1,588
Class R	$ 115	$ 368	$ 640	$ 1,418
Class R6	$ 53	$ 178	$ 313	$ 709
Advisor Class	$ 64	$ 210	$ 369	$ 831
If you do not sell your shares:
Class C	$ 130	$ 414	$ 720	$ 1,588

Please keep this supplement with your prospectus for future reference.